Exhibit 10.1

SECOND AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

          THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of April 25, 2007 (the “Effective Date”), is entered into by and among U.S. SHIPPING PARTNERS L.P., a Delaware limited partnership (the “MLP”), U.S. SHIPPING OPERATING LLC, a Delaware limited liability company (“Operating LLC”), ITB BALTIMORE LLC, a Delaware limited liability company, ITB GROTON LLC, a Delaware limited liability company, ITB JACKSONVILLE LLC, a Delaware limited liability company, ITB MOBILE LLC, a Delaware limited liability company, ITB NEW YORK LLC, a Delaware limited liability company, ITB PHILADELPHIA LLC, a Delaware limited liability company, USS CHARTERING LLC, a Delaware limited liability company (“Charter LLC”), USCS CHEMICAL CHARTERING LLC, a Delaware limited liability company (“Chemical Chartering”), USCS CHEMICAL PIONEER INC., a Delaware corporation (“Chemical Pioneer”), USCS CHARLESTON LLC, a Delaware limited liability company (“Charleston”), USCS CHARLESTON CHARTERING LLC, a Delaware limited liability company (“USCS Chartering”), USCS ATB LLC, a Delaware limited liability company (“ATB LLC”), USS ATB 1 LLC, a Delaware limited liability company (“ATB1 LLC”), USS ATB 2 LLC, a Delaware limited liability company (“ATB2 LLC”), USCS SEA VENTURE LLC, a Delaware limited liability company (“Sea Venture LLC”), USS M/V HOUSTON LLC, a Delaware limited liability company (“Houston LLC”), U.S. SHIPPING FINANCE CORP., a Delaware corporation (“Finance Corp.”), USS JV MANAGER INC., a Delaware corporation (“JV Manager”), USS PC HOLDING CORP., a Delaware corporation (“PC Holding”) and USS PRODUCT MANAGER LLC, a Delaware limited liability company (“Product Manager”) (each of the foregoing being individually called a “Borrower” and collectively, the “Borrowers”), the various financial institutions as are or may become parties to the Credit Agreement as hereinafter defined (collectively, the “Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE, as Letter of Credit Issuer, CANADIAN IMPERIAL BANK OF COMMERCE (“CIBC”), as administrative agent (in such capacity together with its successors in such capacity, the “Administrative Agent”) for the Lenders, LEHMAN COMMERCIAL PAPER INC., as the syndication agent (in such capacity together with its successors in such capacity, the “Syndication Agent”) for the Lenders, and KEYBANK NATIONAL ASSOCIATION, as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement hereinafter defined).

W I T N E S S E T H:

          WHEREAS, the Borrowers, the Lenders, the Letter of Credit Issuer, the Administrative Agent, the Syndication Agent and the Collateral Agent have entered into that certain Third Amended and Restated Credit Agreement dated as of August 7, 2006 as amended by the First Amendment to Third Amended and Restated Credit Agreement dated as of August 28, 2006 (as so amended and further amended or otherwise modified, the “Credit Agreement”);

          WHEREAS, the Borrowers, the Lenders, the Letter of Credit Issuer, the Administrative Agent, the Syndication Agent and the Collateral Agent intend to amend certain provisions of the Credit Agreement as set forth herein.

Second Amendment to Third Amended and Restated Credit Agreement

          NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties hereto agree as follows:

          SECTION 1.          Definitions.  Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

          SECTION 2.          Amendment of Section 1.1.  Section 1.1 of the Credit Agreement is hereby amended

          (a)     by inserting the text “, as such letter agreement may be amended, supplemented or otherwise modified from time to time by the parties thereto and in compliance with Section 7.2.12” immediately before the period in the text for each of the definitions “Option Cancellation Option Letter” and “Option Letter”; and

(b) by inserting the following new definition immediately after the definition “Option Cancellation Option Letter”:

          “Option Expiry Date” means May 1, 2007 or such later date as is the date that is the earlier of (a) that certain date specified in the Option Cancellation Option Letter as the last day upon which USS ATB 1 LLC can cancel its already-exercised option with respect to the construction by Bay Shipbuilding Co. of a fourth barge and (b) that certain date specified in the Option Letter as the last day upon which the MLP can exercise its right to contract for Eastern Shipbuilding Group, Inc. to construct a fourth pusher tug identified as “Hull No. 934” in the Option Letter.”

          SECTION 3.          Amendment of Section 3.1 of the Credit Agreement.  Section 3.1 of the Credit Agreement is hereby amended by deleting the text of clause (k) thereof and replacing it in its entirety with the following:

          “(k)     shall, on the first Quarterly Payment Date occurring after the early termination or cancellation of any New ATB Construction Contract for any reason (other than with respect to the cancellation of the already-exercised option for the construction of one barge as required by Section 7.1.14) or performance default by the relevant ATB Contractor make a mandatory prepayment of the Term Loans in an amount equal to 100% of the Individual New ATB Escrow Amount applicable for such New ATB Construction Contract or the Option Letter; and”.

          SECTION 4.          Amendment of Section 7.1.14 of the Credit Agreement.  Section 7.1.14 of the Credit Agreement is hereby amended by deleting the text thereof and replacing it in its entirety with the following:

          “SECTION 7.1.14     Limitations on a Fourth New ATB.  The Borrowers will, and will cause each Restricted Subsidiary to, (a) exercise their rights, on or before the Option Expiry Date, under the Option Cancellation Option Letter to cancel the already-exercised option for the construction of “Vessel No. 4” identified therein and (b) refrain from exercising any option granted under the Option Letter to construct the pusher tug identified therein as “Hull No. 934”; provided however, that if (i) on or before the date

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Second Amendment to Third Amended and Restated Credit Agreement

that is forty-five (45) days prior to the Option Expiry Date, the Borrowers submit updated Projections, which shall incorporate a financing plan, to the Administrative Agent reflecting the contemplated construction of a total of four New ATBs and such updated Projections are approved by the Majority Lenders in their discretion on or before the date that is fifteen (15) days prior to the Option Expiry Date, or (ii) prior to the Option Expiry Date, the Loan Parties execute an agreement, on terms and conditions reasonably satisfactory to the Administrative Agent, for the Disposition of the ATB and the concurrent execution of a long-term charter or lease of the ATB following such Disposition, all in compliance with Section 7.2.11, then the Borrowers and their Restricted Subsidiaries shall not be required to cancel the already-exercised option to construct the barge referred to as “Vessel No. 4” in the Option Cancellation Option Letter and shall also be permitted to exercise the option which expires on the Option Expiry Date for the construction of the pusher tug identified as “Hull No. 934” in the Option Letter, such that the Loan Parties would have a total of four, but no more than four, New ATBs under contract for construction.  Notwithstanding the foregoing clauses (a) and (b), the Borrowers shall be permitted to assign or otherwise Dispose of any or all of the contracts for the construction of a fourth New ATB as long as the aggregate amount of all expenditures made on/or in connection with such fourth New ATB as of such date of Disposition, including, without limitation, option premiums, milestone payments and the purchase of owner-furnished equipment does not exceed the aggregate Net Proceeds received from such Disposition in an amount greater than $5,900,000.”

          SECTION 5.          Amendment of Section 7.2.11 of the Credit Agreement.  Section 7.2.11 of the Credit Agreement is hereby amended by replacing the text “May 1, 2007” therein with the text “the Option Expiry Date”.

          SECTION 6.          Amendment of Section 7.2.12 of the Credit Agreement.  Section 7.2.12 of the Credit Agreement is hereby amended by inserting the following new sub-clause (iv) immediately at the end of the first sentence of clause (a) thereof:  “or (iv) which extends the Option Expiry Date under either the Option Cancellation Option Letter or the Option Letter, provided that (A) such new Option Expiry Date is the same date in both the Option Cancellation Option Letter and the Option Letter and (B) no additional fees, costs or option premiums are paid to the respective ATB Contractor in connection with such extension of the Option Expiry Date”.

          SECTION 7.          Representations and Warranties, Etc.  To induce the Lenders to enter into this Amendment, each of the Borrowers shall have represented and warranted to the Administrative Agent, the Letter of Credit Issuer, the Collateral Agent, the Syndication Agent and the Lenders, and by its execution and delivery of this Amendment such Borrower does hereby represent and warrant to the Administrative Agent, the Letter of Credit Issuer, the Collateral Agent, the Syndication Agent and the Lenders, that:

          (a)     on or prior to November 21, 2006, the Borrowers made payments (exclusive of the modification payment of $380,000 made in July 2006 in connection with the execution of the Option Cancellation Option Letter and the modification payment of $120,000 made on November 21, 2006 in connection with the amendment of the Option Cancellation Option Letter), in an amount not in excess of $3,900,000, to the ATB Contractor with respect to the option to construct “Vessel No. 4” (as defined in the

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Second Amendment to Third Amended and Restated Credit Agreement

Option Cancellation Option Letter) and if any cancellation of such already-exercised option, as required by Section 7.1.14 of the Credit Agreement (as amended hereunder) shall occur, then the aggregate amount of funds required to be paid or forfeited by the Borrowers to the ATB Contractor upon such cancellation shall not exceed $5,800,000;

          (b)     each of the representations and warranties by such Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except those that by their terms relate solely as to an earlier date, in which event they shall be true and correct on and as of such earlier date;

(c) the execution, delivery and performance of this Amendment has been duly authorized by all requisite organizational action on the part of such Borrower;

          (d)     the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against such Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity; and

(e) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

          SECTION 8.          Ratification.  Each Borrower hereby ratifies and confirms, as of the Effective Date, (a) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Amendment and the transactions contemplated thereby and (b) all of the Obligations under the Credit Agreement and the other Loan Documents.  This Amendment is an amendment to the Credit Agreement, and the Credit Agreement as amended hereby, is hereby ratified, approved and confirmed in each and every respect.

          SECTION 9.          Effectiveness.  This Amendment shall become effective as of the Effective Date when all of the conditions set forth in this Section 9 have been satisfied.

          (a)     The Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrowers, the Administrative Agent, the Letter of Credit Issuer, the Collateral Agent, the Syndication Agent and the Majority Lenders; and

          (b)     The Administrative Agent shall have received (i) all reasonable fees, costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and related documents, including all reasonable fees and disbursements of counsel to the Administrative Agent and (ii) all other reasonable fees, costs and expenses due and payable pursuant to Section 10.3 of the Credit Agreement, in each case under either clause (i) or (ii) above, to the extent then invoiced.  Borrowers hereby acknowledge and agree that the fees and expenses set forth in this Section 10(b) shall be paid upon Borrower’s execution of this Amendment and are not refundable for any reason.

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Second Amendment to Third Amended and Restated Credit Agreement

          SECTION 10.          Governing Law; Severability; Entire Agreement.  THIS AMENDMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).  Any provision of this Amendment or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.  This Amendment and the other Transaction Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

          SECTION 11.          Execution in Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

          SECTION 12.          Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that (a) no Borrower may assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent, the Letter of Credit Issuer and all Lenders; and (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11 of the Credit Agreement.

          SECTION 13.          Miscellaneous.  (a) On and after the effectiveness of this Amendment, each reference in each Transaction Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of any Borrower or any right, power or remedy of the Administrative Agent, the Letter of Credit Issuer, the Syndication Agent, the Collateral Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement; and (d) a facsimile signature of any party hereto shall be deemed to be an original signature for purposes of this Amendment.

[Remainder of Page Left Intentionally Blank]

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Second Amendment to Third Amended and Restated Credit Agreement

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by its officers thereunto duly authorized as of the date first above written.

BORROWERS:

U.S. SHIPPING PARTNERS L.P.

By:	US Shipping General Partner LLC,
its General Partner

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

U.S. SHIPPING OPERATING LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

ITB BALTIMORE LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

ITB GROTON LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Second Amendment to Third Amended and Restated Credit Agreement

ITB JACKSONVILLE LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

ITB MOBILE LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

ITB NEW YORK LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

ITB PHILADELPHIA LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USS CHARTERING LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Second Amendment to Third Amended and Restated Credit Agreement

USCS CHEMICAL CHARTERING LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USCS CHEMICAL PIONEER INC.

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USCS CHARLESTON CHARTERING LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USCS CHARLESTON LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USCS ATB LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USS ATB 1 LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Second Amendment to Third Amended and Restated Credit Agreement

USS ATB 2 LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USCS SEA VENTURE LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USS M/V HOUSTON LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

U.S. SHIPPING FINANCE CORP.

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USS PRODUCT MANAGER LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USS JV MANAGER INC.

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Second Amendment to Third Amended and Restated Credit Agreement

USS PC HOLDING CORP.

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

AGENTS AND LENDERS:

CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent and Letter of Credit Issuer

By:	/s/ Gerald Girardi

Name:	Gerald Girardi
Title:	Authorized Signatory

By:

Name:
Title:

LEHMAN COMMERCIAL PAPER INC., as Syndication Agent and Lender

By:	/s/ Frank P. Turner

Name:	Frank P. Turner
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Thomas Rajan

Name:	Thomas Rajan
Title:	Senior Vice President

Second Amendment to Third Amended and Restated Credit Agreement

_________________________________________,
as Lender

By:	/s/ Gerald Girardi

Name:	Gerald Girardi
Title:	Authorized Signatory